TFLIC FREEDOM PREMIERSM VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement dated September 30, 2009

to the

Prospectus dated May 1, 2004

Effective close of business September 30, 2009, we will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

TFLIC Freedom PremierSM Variable Annuity dated May 1, 2004